EXHIBIT 32
CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the quarterly report of Chartwell International Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2009, as filed with the Securities and Exchange Commission (the “Report”), we, Imre Eszenyi, Acting President, Acting Chief Financial Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

                (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2010	/s/ Imre Eszenyi
Imre Eszenyi
Acting President, Acting Chief Financial Officer and Chairman of the Board